Exhibit 99.2



                  Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File Numbers 33-51024, 33-14219, 333-34553, and 333-81917.




Richmond, Virginia
July 16, 1999